UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PIPEX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      To the Stockholders of Pipex Pharmaceuticals, Inc.:

      We hereby notify you that the annual meeting of stockholders of Pipex Pharmaceuticals, Inc., a Delaware corporation, will be held on June 3, 2008 at 10:00 a.m. (Eastern Daylight Time), at the Four Points by Sheraton, 3200 Boardwalk Drive, Ann Arbor, Michigan 48108 for the following purposes:

(1) to elect seven directors to our board of directors to hold office until our next annual meeting of stockholders and until their successors are elected;

(2) to approve the grant of discretionary authority to the Board of Directors for a 24 month period (a) to amend our Certificate of Incorporation to change the name of our Company or (b) to determine not to proceed with the name change;

(3) to approve the grant of discretionary authority to the Board of Directors for a 24 month period (a) to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation,” by merging with a wholly owned subsidiary to be incorporated in Nevada pursuant to an Agreement and Plan of Merger in the form attached as Appendix A to the proxy statement for the annual meeting or (b) to determine not to proceed with the Reincorporation.

(4) to ratify the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2008; and

(5) to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

      The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on May 6, 2008 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. You or your agent may after proper written demand examine a list of the stockholders of record as of the close of business on May 6, 2008 for any proper purpose beginning two business days after the date hereof at our offices at 3930 Varsity Drive, Ann Arbor, Michigan 48108. The list will also be made available for inspection at the meeting.

YOUR VOTE IS IMPORTANT

      Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,
/s/ Steve H. Kanzer
Chairman and Chief Executive Officer

Ann Arbor, Michigan
May 7, 2008

PIPEX PHARMACEUTICALS, INC.
3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

PROXY STATEMENT

GENERAL INFORMATION
INFORMATION ABOUT PROXY SOLICITATION

      This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Pipex Pharmaceuticals, Inc., a Delaware corporation (“we,” “us,” the “Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at the annual meeting of stockholders to be held on June 3, 2008 at 10:00 a.m. (Eastern Daylight Time), at the Four Points by Sheraton, 3200 Boardwalk Drive, Ann Arbor, Michigan 48108, and at any adjournment or postponement of the meeting. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The board of directors knows of no other business that will come before the meeting.

      The notice of annual meeting, proxy statement, and proxy card are being mailed to stockholders on or about May 7, 2008. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

      Our board of directors is soliciting votes FOR each of the nominees for election to our board of directors, FOR the grant of discretionary authority to the Board of Directors for a 24 month period (a) to amend the Company’s Certificate of Incorporation to change the name of the Company or (b) to determine not to proceed with the name change, FOR the grant of discretionary authority to the Board of Directors for a 24 month period (a) to change the state of our incorporation from Delaware to Nevada or (b) to determine not to proceed with the reincorporation, and FOR ratification of the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2008.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:	The board of directors is providing these proxy materials for you in connection with the Company’s annual meeting of stockholders, which is scheduled to take place on June 3, 2008. As a shareholder of record as of May 6, 2008, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.
Q:	What information is contained in these materials?
A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the annual meeting?
A:	The four items of business scheduled to be voted on at the annual meeting are (1) election of directors; (2) the grant of discretionary authority to our Board of Directors for a 24 month period to either change the name of the Company or to determine not to proceed with the name change; (3) the change of our state of incorporation from Delaware to Nevada and (4) ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.
Q:	How does the board of directors recommend that I vote?
A:	The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement, FOR the grant of discretionary authority to our board of directors for a 24 month period to either change the name of our company or to determine not to proceed with the name change, FOR the grant of discretionary authority to our Board of Directors for a 24 month period to either change our state of incorporation from Delaware to Nevada or to determine not to proceed with the reincorporation, and FOR ratification of the independent auditors.
Q:	What shares can I vote?
A:	You may vote or cause to be voted all shares owned by you as of the close of business on May 6, 2008, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the shareholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:	May I attend the annual meeting?
A:	You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on May 6, 2008, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 6, 2008, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. (Eastern Daylight Time). Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.
Q:	How can I vote my shares in person at the annual meeting?
A:	You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.
Q:	How can I vote my shares without attending the annual meeting?
A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.
Q:	Can I change my vote?
A:	You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Steve H. Kanzer, Chief Executive Officer, or Nicholas Stergis, Vice Chairman, Pipex Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108.
Q:	Can I revoke my proxy?
A:	You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.
Q:	Who can help answer my questions?
A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Mr. Steve H. Kanzer, Chief Executive Officer, or Nicholas Stergis, Vice Chairman, Pipex Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108, (734) 332-7800.

Q:	How are votes counted?
A:	In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees. With respect to the three other proposals, you may vote FOR, AGAINST, or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of the Company’s nominees, FOR the three other proposals, and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.
Q:	What is a quorum and why is it necessary?
A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on May 6, 2008 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are not relevant in determining whether a quorum is present at the meeting.
Q:	What is the voting requirement to approve each of the proposals?
A:	In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.
The other three proposals require the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes will have no effect on these proposals.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.
Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-QSB for the fiscal quarter ending June 30, 2008.
Q:	What happens if additional matters are presented at the annual meeting?
A:	Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Steve H. Kanzer, our Chief Executive Officer, and Nicholas Stergis, our Vice Chairman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:	Each share of our common stock issued and outstanding as of the close of business on May 6, 2008, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 20,472,855 shares of common stock were issued and outstanding.
Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.
Q:	Is my vote confidential?
A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.
Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:	The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.
Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?
A:	You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us no later than January 7, 2008. Those proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Q:	Why is the Company seeking permission to grant the Board of Directors discretionary authority to change the name of the Company?
A:	The Board of Directors would like to have the flexibility to change the name of the Company to better reflect the businesss of the Company and/or one or more of its subsidiaries as such businesses evolve. As a result, the Board of Directors believes that it is in the best interest of the Company and our stockholders to grant the Board of Directors authority to change the name of the Company.
Q:	Why is the Company seeking permission to grant the Board of Directors discretionary authority to reincorporate in the state of Nevada?
A:	The primary rationale for possibly reincorporating in Nevada is that Delaware law is more restrictive than Nevada law with respect to when dividends may be paid, and given the breadth of the Company’s drug pipeline (eight product candidates in six subsidiaries) the fair value of the Company’s product pipeline may not be fully appreciated by the investment community. The Company would like to have the flexibility to enter into transactions in which one or more of the Company’s subsidiaries may be spun out to stockholders in order to potentially realize greater value for stockholders. Delaware corporate law does not allow such spin outs unless a company has sufficient retained earnings, whereas Nevada corporate law would permit the Company to effect spin out transactions. The Company has no plans to complete a spin out at this time. However, if this proposal is passed, the Company may choose within the next 24 months to spin off one or more of these subsidiaries and drug candidates in an effort to increase shareholder value.

PROPOSAL ONE
ELECTION OF DIRECTORS

      The board of directors, based on the recommendation of the nominating committee of the board of directors, has nominated for election as director each of the individuals identified below, all of whom are incumbent directors. The board of directors recommends that you vote your shares FOR the election of each of these nominees.

THE NOMINEES

Name	Age	Position	Director Since
Steve H. Kanzer, CPA, JD	44	Chairman and Chief Executive Officer	2001
Charles L. Bisgaier, Ph.D.	54	President and Corporate Secretary	2006
Jeffrey J. Kraws	43	Director	2006
Nicholas Stergis, M.S.	33	Vice Chairman of the Board	2001
Jeff Wolf, Esq. (1) (2) (3)	44	Director	2006
Daniel J. Dorman (2)	45	Director	2007
James S. Kuo, M.D., M.B.A. (1) (3)	43	Director	2007

(1) Member of the audit committee

(2) Member of the compensation committee

(3) Member of the nominating committee

      It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described nominees.

DIRECTOR INDEPENDENCE

      No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors hold any directorships in any other public company except that Dr. Kuo is also Chairman of the board of directors of Dor BioPharma, Inc. and Duska Therapeutics, Inc. A majority of our board members are independent in compliance with the applicable listing standards of the American Stock Exchange. The independent directors and nominees are Jeffrey J. Kraws, Jeff Wolf, Daniel J. Dorman and James S. Kuo.

INFORMATION ABOUT THE NOMINEES

      Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

      STEVE H. KANZER, CPA, JD Mr. Kanzer is our co-founder and served as our President from our inception in February 2001 until May 2006. In September 2004, Mr. Kanzer assumed the additional roles of Chairman and Chief Executive Officer and serves on a full-time basis at our corporate headquarters in Ann Arbor, Michigan. Mr. Kanzer has also been a director and officer of our subsidiaries, including Solovax, Inc., Effective Pharmaceuticals, Inc., Putney Drug Corp. and CD4 Biosciences, Inc. Since December 2000, he has served as co-founder and Chairman of Accredited Ventures Inc. and Accredited Equities Inc., a venture capital firm and FINRA-member investment bank, respectively, which both specialize in the biotechnology industry. Mr. Kanzer was co-founder, Chairman, President and Chief Executive Officer of Developmental Therapeutics, Inc., a cardiovascular drug development company which was developing an oral thyroid hormone analog, DITPA, for congestive heart failure. Developmental Therapeutics was acquired in October 2003 by Titan Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Prior to founding Accredited Ventures and Accredited Equities in December 2000, Mr. Kanzer served as Senior Managing Director-Head of Venture Capital at Paramount Capital from 1991 until December 2000. While at Paramount Capital, Mr. Kanzer was involved in the formation and financing of a number of biotechnology companies and held various positions in these companies. From 1995 through 1999, Mr. Kanzer was founding Chairman of the Board of Discovery Laboratories, Inc., a public biotechnology company that has a pending NDA for a drug called SURFAXIN ® which Mr. Kanzer licensed in 1995. From 1997 until 2000, Mr. Kanzer was founding President of PolaRx Biopharmaceuticals, Inc., a biopharmaceutical company that licensed and developed TRISENOX ® (arsenic trioxide), a leukemia drug that was approved by the FDA in 2000 and which currently holds the FDA record for fastest drug ever developed from IND filing until NDA approval (30 months). PolaRx was merged with Cell Therapeutics Inc. (NASDAQ:CTIC) in January 2000, and Cephalon acquired the rights to TRISENOX ® in 2005 for $165 million. In March 1998, Mr. Kanzer led the privatization of the Institute for Drug Research Kft. (IDR) in Budapest, Hungary, a 400-employee, 26 acre pharmaceutical research and development center. Since 1950, IDR operated as the central pharmaceutical R&D center for the country of Hungary, served the active pharmaceutical ingredients (API) needs of Eastern Europe, and performed original drug discovery research, resulting in the registration of over 80 API products. Mr. Kanzer served as Chief Executive Officer of IDR from March 1998 and led the sale of IDR to IVAX Corporation, a publicly traded corporation in October 1999. Mr. Kanzer has also been a co-founder and director of 23 biotechnology companies, including Avigen, Inc., XTLBio, Boston Life Sciences, Inc. and Titan Pharmaceuticals, Inc., all publicly traded companies. Prior to joining Paramount Capital in 1992, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom in New York where he specialized in mergers and acquisitions. Mr. Kanzer received his J.D. from New York University School of Law in 1988 and a B.B.A. in Accounting from Baruch College in 1985, where he was a Baruch Scholar. Mr. Kanzer is active in university-based pharmaceutical technology licensing and has served as Co-Chair of the New York Chapter of the Licensing Executives Society.

      CHARLES L. BISGAIER, Ph.D. Dr. Bisgaier is our President and a director. Prior to joining Pipex, Dr. Bisgaier was the Senior Director of Pharmacology at Esperion Therapeutics, a Division of Pfizer Global Research and Development in Ann Arbor, Michigan. In 1998, Dr. Bisgaier co-founded Esperion Therapeutics and served as the Vice President of Pharmacology. At Esperion he played an active role in the discovery, pre-clinical or clinical development of product candidates, including ETC-216 (ApoA-IMilano), ETC-588, ETC-642 and small molecule lipid regulators, that may have utility for the treatment and prevention of cardiovascular diseases. ETC-216 was the first agent every to show rapid regression of artery plaques in humans. In 2004, Esperion Therapeutics was acquired by Pfizer for $1.3 billion.

      Prior to Esperion Therapeutics, Dr. Bisgaier was an Associate Research Fellow in the Department of Vascular and Cardiac Disease at Warner-Lambert/Parke-Davis, where he played a role in discovery and development of pharmaceuticals that modulate lipoprotein and cholesterol metabolism. There he participated in the discovery and development of pharmaceutical agents including Gemfibrozil (Lopid ®), Atorvastatin calcium (Lipitor ®), Avasimibe and Gemcabene. He also lead the discovery efforts for lipid regulating agents including cholesteryl ester transfer protein inhibitors, fatty acid mimetics and cholesterol esterase inhibitors. He has carried out basic research on HDL and its associated proteins including studies on apolipoprotein synthesis, paraoxonase, oxidation, and cholesteryl ester transfer protein function.

      He has published over 70 peer reviewed articles and reviews and is a named inventor on numerous patents and patent applications. He currently holds an adjunct position in Pharmacology at the University of Michigan. He is also the Editor-in-Chief of Current Medicinal Chemistry Immunology, Endocrine and Metabolic Agents. Dr. Bisgaier serves as a member of the Michigan Society of Medical Research Board as well as the ProNAI Therapeutics Scientific Board (Kalamazoo, MI).

      Dr. Bisgaier received a B.A. (1974) in Biology from the State University College at Oneonta, NY, and a M.S. (1977) and Ph.D. (1981) in Biochemistry from George Washington University. Following his doctorate, he studied lipoprotein metabolism within a Specialized Center of Research (SCOR) for atherosclerosis at Columbia University College of Physicians and Surgeons prior to joining Warner-Lambert/Parke-Davis in 1990.

      JEFFREY J. KRAWS. Mr. Kraws is Chief Executive Officer and co-founder of Crystal Research Associates. Well known and respected on Wall Street, Mr. Kraws has received some of the most prestigious awards in the industry. Among other awards, he was given a “5-Star Rating” in 2001 by Zacks and was ranked the number one analyst among all pharmaceutical analysts for stock performance in 2001 by Starmine.com. Prior to founding Crystal Research Associates, Mr. Kraws served as co-president of The Investor Relations Group (IRG), a firm representing primarily under-followed, small-capitalization companies. Previously, Mr. Kraws served as a managing director of healthcare research for Ryan Beck & Co. and as director of research/senior pharmaceutical analyst and managing director at Gruntal & Co., LLC (prior to its merger with Ryan Beck & Company). Mr. Kraws served as managing director of the healthcare research group and senior pharmaceutical analyst at First Union Securities (formerly EVEREN Securities); as senior U.S. pharmaceutical analyst for the Swedish-Swiss conglomerate Asea Brown Boveri; and as managing director and president of the Brokerage/Investment Banking operation of ABB Aros Securities, Inc. He also served as senior pharmaceutical analyst at Nationsbanc Montgomery Securities, BT Alex Brown & Sons, and Buckingham Research. Mr. Kraws also has industry experience, having been responsible for competitive analysis within the treasury group at Bristol-Myers-Squibb Company. He holds an MBA from Cornell University and a B.S. degree from State University of New York-Buffalo. During 2006 through February 2007, Mr. Kraws served as our Vice President of Business Development, on a part-time basis.

      NICHOLAS STERGIS, M.S. Mr. Stergis is our co-founder, and Vice Chairman of our board of directors. Mr. Stergis previously served as our Chief Operating Officer from our founding during 2001 until March 2007. Prior to co-founding Pipex, Mr. Stergis was a co-founder, Chief Operating Officer and director of Developmental Therapeutics, Inc., a cardiovascular drug development company, until its acquisition in October 2003 by Titan Pharmaceuticals, Inc. (AMEX: TTP), a publicly-traded pharmaceutical company. Mr. Stergis was also a founder of Encode Pharmaceuticals, Inc., a drug development company until its acquisition by Raptor Pharmaceuticals, Inc., a publicly traded company. Mr. Stergis is also a co-founder and Managing Director of Accredited Ventures Inc., a venture capital firm specializing in the biotechnology and pharmaceutical industries. Mr. Stergis is also Managing Director of Accredited Equities, Inc., a FINRA member firm. Prior to co-founding Accredited Ventures, Mr. Stergis was the Interim Director of Corporate Development for Corporate Technology Development, Inc. (CTD), a biopharmaceutical company based in Miami, Florida, until its merger with DOR BioPharma, Inc. (DOR), a publicly traded biotechnology company. During his tenure at CTD, he was responsible for all development tasks associated with the company’s lead product, orBec ®, which has completed a pivotal Phase III clinical trial and is pending NDA and MAA approval. He was also instrumental in CTD’s divestiture of important botulinum toxin intellectual property to Allergan, Inc. (NYSE:AGN), a publicly traded specialty pharmaceutical companies. Prior to joining CTD, Mr. Stergis was a Technology Associate at Paramount Capital, a New York based private equity, venture capital, investment banking and asset management group specializing in the biotechnology and pharmaceutical industries. There, he participated in the startup, acquisition and financing of various biotechnology companies, including CTD. Mr. Stergis received his M.S. in Biology from New York University as well as a B.S. in Biology from the University at Albany,

State University of New York. Mr. Stergis is also a director and interim officer of several privately held biopharmaceutical companies which are engaged in the in-licensing and development of biopharmaceutical candidates. As such, Mr. Stergis devotes a portion of his time to the business of the company.

      JEFF WOLF, Esq. Mr. Wolf has substantial experience in creating, financing, nurturing and growing new ventures based upon breakthrough research and technology. Mr. Wolf is the founding partner of Seed-One Ventures, LLC, a venture capital group focused on seed-stage technology-based investments. Mr. Wolf has been a founder of Elusys Therapeutics, Inc., an antibody-based therapeutic company, Tyrx Pharma, Inc., a biopolymer-based company, Sensatex, Inc., a medical device company and Generation Mobile, Inc. a telecommunications company. Prior to founding Seed-One Ventures, Mr. Wolf served as the Managing Director of The Castle Group, Ltd., a biomedical venture capital firm. At both organizations, Mr. Wolf was responsible for supervising the formation and funding of new technology, biomedical, and service oriented ventures. Mr. Wolf currently sits on the board of Elusys Therapeutics and Netli, Inc. Mr. Wolf received his MBA from Stanford Business School, his JD from New York University School of Law and his BA with honors in Economics from the University of Chicago.

      DANIEL J. DORMAN Mr. Dorman is the President of D. J. Dorman & Co., Inc. and its predecessor companies since 1989. D. J. Dorman & Co., Inc. originates, structures, acquires and manages investments in private equity and buyout opportunities on behalf of several entities. Mr. Dorman is also Chairman and CEO of Dorman Industries, LLC which is a privately owned multi-industry holding company. Mr. Dorman has also been the Chief Executive Officer of Sandston Corporation, a public company, since April 2004. Additionally, Mr. Dorman is a director of Kux Manufacturing Company, Inc., an architectural engineering and manufacturing company; Chairman of Kroll International, LLC, a wholesaler of law enforcement, homeland defense and public safety equipment; Chairman of Versatile Processing Group, Inc., a holding company for various non-ferrous metal processing and utility service companies serving the industrial and electric utility industries and a director of an international private equity fund, AFA Private Equity Fund I. Mr. Dorman is a graduate of Ferris State University where he holds a Bachelor in Business Administration.

      JAMES S. KUO, M.D., M.B.A. Dr. Kuo is the Chairman and Chief Executive Officer of Duska Therapeutics, Inc., a public biopharmaceutical company. From 2003 to 2006, he served as founder, Chairman and Chief Executive Officer of BioMicro Systems, Inc. a private venture-backed, microfluidics company. Prior to that time, Dr. Kuo was a founder, President and Chief Executive Officer of Discovery Laboratories, Inc. where he raised over $22 million in initial private funding and was instrumental in the company going public. Dr. Kuo was also a founder and board member of Monarch Labs, LLC, a private medical device company. Dr. Kuo is the former Managing Director of Venture Analysis for Healthcare Ventures, LLC, which managed $378 million in venture funds. He has also been a senior licensing and business development executive at Pfizer, Inc., where he was directly responsible for cardiovascular licensing and development. After studying molecular biology and receiving his B.A. at Haverford College, Dr. Kuo simultaneously received his M.D. from the University of Pennsylvania School of Medicine and his M.B.A. from the Wharton School of Business.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

      We formed an audit committee, compensation committee and nominating committee of our board of directors in 2007.

Audit Committee

      The members of the audit committee are James S. Kuo (Chairman) and Jeff Wolf. The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

      The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm, which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-KSB and 10-QSB. The formal report of the audit committee for fiscal year 2006 is set forth under the caption “Report of the Audit Committee” in Proposal Three.

      Our board of directors has determined that each of the members of its audit committee are independent and that Mr. Kuo is an “audit committee financial expert” within the meaning of the regulations of the United States Securities and Exchange Commission.

      The audit committee has adopted a formal written charter, a copy of which is available on the Company’s web site at www.pipexinc.com in the Investor Information portion of the site.

Compensation Committee

      The members of the compensation committee are Jeff Wolf (Chairman) and Daniel J. Dorman. This committee determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to the Company’s stock incentive plans, to grant options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

      Each of Messrs. Wolf and Dorman are “independent” under the applicable rules of the American Stock Exchange.

      The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.pipexinc.com.

Nominating Committee

      The members of the nominating committee are James S. Kuo (Chairman) and Jeff Wolf. This committee performs the following functions:

• It considers, and recommends to the board of directors, individuals for appointment or election as directors;

• It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors;

• It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee;

• It reports to the board of directors on a regular basis, not less than once a year; and

• It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

      Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

      In evaluating an incumbent director whose term of office is set to expire, the nominating committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

      When selecting a new director nominee, the committee first determines whether the nominee must be independent for American Stock Exchange purposes or whether the candidate must qualify as an Audit Committee Financial Expert. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The nominating committee also will consider nominees recommended by our stockholders. The nominating committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties.

      Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving written notice to: Chairman of the Nominating Committee, Pipex Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year’s annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending shareholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

      In considering any person recommended by one of our shareholders, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors. Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

      The nominating committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.pipexinc.com.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Shareholders may direct any communications intended for the board of directors to the Company’s Corporate Secretary Charles Bisgaier at cbisgaier@pipexinc.com, by facsimile to (734) 332-7878, or by mail to Corporate Secretary, Pipex Pharmaceuticals, Inc.

      This centralized process assists the board of directors in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all shareholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

      During our fiscal year ended December 31, 2007, our board of directors held 4 meetings and acted by unanimous written consent 12 times. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2007 attended more than 75% of those board meetings.

      During our fiscal year ended December 31, 2007, our audit, compensation and nominating committees met 4, 4 and 0 times respectively.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2007.

CORPORATE GOVERNANCE

      We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Conduct and Ethics

      We adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations. A copy of the Code of Conduct and Ethics is available in the Investor Information section of our website at www.pipexinc.com.

Code of Ethics for Financial Management

      We adopted a Code of Ethics for Financial Management that applies to all the persons at the Company that are responsible for our Company’s financial management. This Code is intended to promote professional conduct in our financial management. A copy of our Code of Ethics for Financial Management is available at the Investor Information section of our website at www.pipexinc.com. Violations of the Code of Ethics for Financial Management may be reported anonymously to our audit committee and may result in disciplinary action.

Personal Loans to Executive Officers and Directors

      We comply with, and will operate in a manner consistent with, federal legislation outlawing extensions of credit in the form of personal loans to or for our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table discloses information for the fiscal year ended December 31, 2007 regarding the total compensation we paid to our principal executive officer and three other most highly compensated executive officers who were serving as executive officers on December 31, 2007, and our former Chief Medical Officer who would have been among our most highly compensated executive officers if he had been serving as an executive officer on December 31, 2007.

Name and Principal Position		Salary ($)	Bonus ($)	Option Awards (1)	All Other Compensation	Total
Steve H. Kanzer, CPA, JD	2007	$87,750	$45,205	$—	$—	$132,955
Chairman & Chief Executive Officer	2006	$—	$—	$568,491	$—	$568,491
Charles Bisgaier, Ph.D.	2007	$295,000	$100,000	$—	$—	$395,000
President	2006	$170,192	$—	$545,804	$—	$715,996
John Althaus	2007	$100,000	$15,000	$87,750	$—	$202,750
Vice President, Advanced Technology	2006	$91,415	$10,000	$7,958	$—	$109,373
Margaret McShane	2007	$96,169	$15,655	$708,755	$—	$820,579
Vice Presient, Clinical Development	2006	$—	$—	$—	$—	$—
A. Joseph Rudick, M.D.	2007	$85,833	$—	$—	$—	$85,833
Former Chief Medical Officer	2006	$175,000	$—	$—	$—	$175,000

(1) The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model. The weighted average assumptions used for the valuation of these option awards are as follows: Expected dividends 0%; Expected volatility 100.24% - 200.33%; Risk free interest rate ranging from 4.31% - 4.76%; Expected life of options 10 years.

      The following table contains information relating to grants of stock options made during the fiscal year ended December 31, 2007, to our senior executive officers. No stock options were exercised by our senior executive officers during the last fiscal year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR TABLE

Name and Principal Position	Number of securities underlying options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise Price ($/Sh)	Expiration date
Steve H. Kanzer, CPA, JD Chairman & Chief Executive Officer	—	—	—	—
Charles Bisgaier, Ph.D. President	—	—	—	—
John Althaus Vice President, Advanced Technology	15,000	2.14%	$5.85	11/1/2017
Margaret McShane	16,667	2.38%	$16.20	1/21/2017
Vice President, Clinical Development	75,000	10.71%	$5.85	11/1/2017
A. Joseph Rudick, M.D. Former Chief Medical Officer	22,621	3.23%	$0.09	9/13/2014

      The following table discloses information regarding outstanding equity awards as of December 31, 2007 for each of our senior executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name and Principal Position	Number of securities underlying unexercised options/exercisable	Number of securities underlying unexercised options/unexercisable	Option exercise price	Option expiration date
Steve H. Kanzer, CPA, JD	180,705	90,353	$2.01	10/30/2016
Chairman & Chief Executive Officer
Charles Bisgaier, Ph.D.	387,480	276,772	$1.83	5/30/2016
President
John Althaus	36,141	18,071	$0.18	2/5/2016
Vice President, Advanced Technology	4,688	10,312	$5.85	11/1/2017
Margaret McShane	5,555	11,112	$16.20	1/21/2017
Vice Presient, Clinical Development	23,437	51,563	$5.85	11/1/2017
A. Joseph Rudick, M.D.	27,106	—	$0.09	5/31/2015
Former Chief Medical Officer	22,621	—	$0.09	9/13/2014

Equity Compensation Plan Information

      The following table states certain information with respect to our equity compensation plans as of December 31, 2007:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
2001 Stock Incentive Plan	1,489,353	$1.22	0
2007 Stock Incentive Plan	808,011	$5.50	1,691,989

Total	2,297,364	$2.72	1,691,989

Employment Agreements

      On October 10, 2007, we entered into a three-year employment agreement with our Chief Scientific Officer. We paid the Chief Scientific Officer a $7,500 signing bonus and a base salary of $205,000 per year. The agreement also provides that the Chief Scientific Officer is eligible for cash and non-cash bonuses at the end of each of the Company’s fiscal years during the term of the agreement at the discretion of the Company’s compensation committee as well as additional commission-based cash and stock bonuses during each fiscal year based on significant revenue-generating, out-licensing and merger and acquisition transactions initiated and completed by the Chief Scientific Officer, again at the discretion of the compensation committee. Pursuant to the agreement, we granted a ten-year option to purchase 150,000 shares of our common stock of which none have vested as of December 31, 2007. The options will vest quarterly over a three-year period. This agreement was terminated on March 7, 2008.

      We entered into an employment agreement with Dr. Charles L. Bisgaier on May 24, 2006. Pursuant to this agreement, we will pay Dr. Bisgaier an annual base salary of $295,000 and a guaranteed bonus of one-third of his base salary. We also granted Dr. Bisgaier a ten year option to purchase 664,252 shares of our common stock, of which 387,480 have already vested. The remainder of this option will vest quarterly over a three year period. In the event of a termination without just cause, we will provide Dr. Bisgaier with six month severance, payable over a six month period. On March 5, 2008, the Company’s President has agreed to work for no cash compensation until May 17,

2008 at which time his compensation will be at the discretion of the compensation committee. The President will be eligible to receive a contingent bonus in the event that the Company is acquired or the stock price retraces or exceeds to the level of the share price on January 28th 2008. Additionally, the President agreed to eliminate severance provisions of his agreement.

      During January 2006, we entered into an employment letter agreement with our director Jeffrey Kraws to serve as Vice President of Business Development, pursuant to which we will pay him an annual base salary of $75,000 following the closing of a financing and have granted him an option to purchase 228,773 shares of common stock, at an exercise price of $0.09 per share, with 114,387 vested upon execution of his employment agreement and the remainder vesting annually over three years. During March 2007, we entered into an amended agreement with Mr. Kraws whereby he forgo any cash compensation and continued as a director in exchange for 38,129 options vesting.

      Pursuant to an employment letter agreement, our subsidiary EPI paid Dr. Rudick $175,000 per annum, pay life and disability insurance on behalf of Dr. Rudick and he received an option to purchase 262,500 shares of EPI common stock. Following the acquisition of EPI, Dr. Rudick agreed to reduce his annual base salary to $95,000 per annum, forgo any life or disability reimbursement from us and agree to cancel an unvested option to purchase 294,071 shares of our common stock. As a result of the acquisition of EPI, Dr. Rudick’s vested stock options converted into options to purchase 27,106 of Pipex common stock at an exercise price of $0.09 per share which expire on September 13, 2014. His shares of EPI common stock converted to 30,161 shares of Pipex common stock and his EPI warrants converted into 42,845 warrants to purchase Pipex common stock at an exercise price of $3.30 per share with an expiration date of May 30, 2015. During March 2007, Dr. Rudick was appointed as President and Chief Medical Officer of Pipex Neurosciences Inc., a majority owned subsidiary in which Dr. Rudick has received five percent equity ownership. As of November 1, 2007, Dr. Rudick is no longer employed by the Company.

      In January 2005, we entered into a four year employment agreement with Steve H. Kanzer to serve as our Chairman and Chief Executive Officer. We agreed to pay him an annual base salary of $297,000, an annual bonus equal to 30% of his base salary and issue him a ten-year option to acquire 271,058 shares of our common stock, vesting annually over a three year period commencing at the completion of our private placement financing. On July 20, 2007 the Board of Directors approved an amended and restated employment agreement with the Chief Executive Officer. The amended employment agreement provides that the Chief Executive Officer is to be paid a base salary of $195,000 per year plus a guaranteed bonus of $100,000. The Chief Executive Officer may also be entitled to discretionary transactional bonuses. In addition, the amended agreement provides that the Chief Executive Officer has waived the receipt of any salary and bonus payable under the original agreement for no additional consideration. This waiver constituted a capital contribution of $275,645 to the Company.

      During November 2005, we entered into an employment agreement as amended with John Althaus, MS, the Vice President of Advanced Technology. We currently pay Mr. Althaus $100,000 per year and we issued him 54,212 options to acquire our common stock.

COMPENSATION DISCUSSION AND ANALYSIS

      Our compensation committee annually reviews the compensation program for our Chief Executive Officer, Steve H. Kanzer, and other members of senior management and then makes recommendations to the full board for determination. In each case, the committee takes into account the results achieved by the executive, his future potential, and his scope of responsibilities and experience. At the Committee’s meetings during our fiscal year ended December 31, 2007, the committee has evaluated the performance of our executives and has considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

      The committee’s philosophy is to provide a compensation package that attracts and retains superior executive talent and delivers higher rewards for superior performance and consequences for underperformance. It is also the committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of our executives with that of our shareholders.

      The committee seeks to attract and retain executive talent by offering competitive base salaries, annual performance incentive opportunities and long-term incentives. Base salaries for certain of our executives is set by their respective employment contracts. Apart from these contractual commitments, the committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience. The committee therefore compares the compensation for our senior management with the compensation at several comparable companies, including those companies that are included in the S&P SmallCap 600 Pharmaceuticals index included in the Performance Graph contained in this proxy statement. The committee also considers changes in the consumer price index when determining base salaries.

      The committee also makes recommendations to the full board for determining annual incentive bonuses. Although the committee does not use any fixed formula in determining annual incentive bonuses, it does link them to financial objectives of importance to the Company, including revenue and earnings growth, return on invested capital, and creation of shareholder value. The committee focuses on individual performance, which enables the committee to differentiate among executives and emphasize the link between personal performance and compensation.

      The committee also reviews and recommends long-term incentive compensation for each executive including grants of stock options. The committee believes that this long-term incentive compensation aligns the interests of the Company’s executives with those of its shareholders and furthers executive retention.

      The committee believes that all compensation paid or payable to its executive officers covered under Section 162(m) of the Internal Revenue Code will qualify for deductibility under such Section. The compensation committee is composed exclusively of non-employee independent directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Jeff Wolf
Daniel J. Dorman

DIRECTOR COMPENSATION

      The following table sets forth information for the fiscal year ended December 31, 2007 regarding the compensation of our directors who are not also named executive officers.

Name	Fees earned or paid in cash	Option awards (1)	Other compensation	Total
Daniel Dorman	$9,000	$145,498	$—	$154,498
Jeffrey Kraws	$4,000	$48,748	$17,500	$70,248
James Kuo	$8,000	$145,498	$—	$153,498
Jeffrey Wolf	$10,000	$103,539	$—	$113,539

(1) The amounts in the “Option awards” column reflect the dollar amounts recognized as compensation expense for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R). The fair value of the options was determined using the Black-Scholes model with the following assumptions: expected dividend yield of

0%, expected volatility of 195 - 200%, risk free interest rate of 4.31 {{minus}} 4.68% and an expected life of 10 years.

      During the first quarter of 2007, director compensation for independent members was approved at $2,000 per board meeting that they attend in person, $1,000 per telephonic board meeting and $500 per committee meeting. In addition, we also grant independent members of our board of directors upon appointment to our board 25,000 stock options to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, and an additional 8,333 stock options each year. We also reimburse our directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings.

LIMITS ON LIABILITY AND INDEMNIFICATION

      Our amended and restated articles of incorporation eliminate the personal liability of our directors to the Company and its stockholders for monetary damages for breach of their fiduciary duties in certain circumstances. Our amended and restated articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission that indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

COMPENSATION COMMITTEE INTERLOCKS

      During the last fiscal year, none of our executive officers served on the board of directors or compensation committee of any other entity whose officers served either on our board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our common stock and warrants to purchase shares of our common stock as of March 24, 2008 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.

      Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o Pipex Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, MI 48108. We believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of March 24, 2008, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

      All references to the number of shares and per share amounts have been retroactively restated to reflect a 3 for 1 reverse stock split, of all the outstanding common stock, stock options and stock warrants of the Company, which was effective on April 25, 2007.

PRINCIPAL STOCKHOLDERS TABLE

Name of Owner	Shares Owned		Percentage of Shares Outstanding

Accredited Venture Capital, LLC	8,300,006	(1)	38.27%
Steve H. Kanzer, CPA, JD	8,855,957	(2)	40.31%
Ridgeback Capital Investment Ltd.	1,856,565	(3)	9.07%
Firebird Capital	1,486,550	(4)	7.26%
Nicholas Stergis	1,709,361	(5)	8.21%
Charles Bisgaier, Ph.D.	546,136	(6)	2.61%
Jeffrey J. Kraws	218,042	(7)	1.05%
A. Joseph Rudick, M.D.	189,792	(8)	*
Jeffrey Wolf, Esq.	33,333	(9)	*
Daniel J. Dorman	794,525	(10)	3.87%
James S. Kuo	33,333	(11)	*
All officers and directors as a group (8 persons)	12,330,479		57.26%

* represents less than 1% of our common stock

(1) Consists of 7,086,380 shares held in the name of Accredited Venture Capital, LLC and 1,213,626 shares issuable upon presently exercisable warrants held in the name of Accredited Venture Capital, LLC.

(2) Consists of the 7,086,380 shares of common stock and 1,213,626 warrants, registered in the name of Accredited Venture Capital, LLC, and 375,246 common shares, and 180,705 shares issuable upon stock options presently exercisable or exercisable within 60 days held directly in Mr. Kanzer’s name. Does not include 90,353 shares issuable upon stock options held directly in Mr. Kanzer’s name that are not presently exercisable. Pharmainvestors, LLC is the managing member of Accredited Venture Capital, LLC, and Mr. Kanzer is the managing member of Pharmainvestors, LLC. As such, Mr. Kanzer may be considered to have control over the voting and disposition of the shares registered in the name of Accredited Venture Capital, LLC. Mr. Kanzer disclaims beneficial ownership of those shares, except to the extent of his pecuniary interest.

(3) Consists of 1,856,565 of shares of common stock. Ridgeback Capital Investment Ltd.’s address is 430 Park Avenue, 12th Floor, New York, New York 10022.

(4) Consists of 743,275 shares of common stock issued to Firebird Global Master Fund, Ltd and 743,275 shares of common stock issued to Firebird Global Master Fund II, Ltd. Firebird’s address is 152 West 57th Street, 24th Floor, New York, New York 10019.

(5) Consists of 1,355,292 shares of common stock, and warrants to purchase 346,418 and 7,651 shares of common stock, issued to Mr. Stergis. Mr. Stergis’s business address is 9100 South Dadeland Blvd., Suite 1809, Miami, Florida 33156.

(6) Consists of 387,480 shares issuable stock options presently exercisable or exercisable within 60 days, 59,552 shares of common stock and 24,776 warrants to purchase common stock issued to Bisgaier Family LLC, a company of which Dr. Bisgaier is the managing member; 49,552 shares of common stock and 24,776 warrants to purchase common stock issued to two trusts for which Dr. Bisgaier has control of. Excludes 276,772 unvested options to purchase common stock that is vesting over three years.

(7) Assumes the exercise of a vested option to purchase 218,042 shares of our common stock presently exercisable or exercisable within 60 days. Excludes an unvested option to purchase 19,064 shares of common stock which will vest on January 26, 2009. Mr. Kraws’s business address is 800 Third Avenue, 17th Fl., New York, NY 10022.

(8) Consists of 57,267 shares of common stock, an option to purchase 22,621 shares of common stock and a warrant to purchase 109,904 shares of common stock. Dr. Rudick’s business address is 150 Broadway, Suite 1800, New York, NY 10128.

(9) Assumes the exercise of an option to purchase 33,333 shares of our common stock. Mr. Wolf’s business address is c/o Seed-One Ventures, LLC, 1205 Lincoln Road, Suite 216, Miami Beach, Florida 33139.

(10) Consists of 18,566 shares of common stock registered in the name of Red Metal Capital, LLC, of which Mr. Dorman is the Managing Member, 742,626 shares of common stock registered in the name of AFA Private Equity Fund I, of which Mr. Dorman is a partner, and 33,333 options to purchase common stock held directly by Mr. Dorman. Mr. Dorman’s business address is 40950 Woodward Avenue, Suite 304, Bloomfield Hills, Michigan, 48304.

(11) Consists of 33,333 options to purchase common stock. Mr. Kuo’s business address is 470 Nautilus St, Suite 300, La Jolla, California, 92037.

PERFORMANCE GRAPH

      The following graph compares on a cumulative basis the yearly percentage change beginning on October 31, 2006, when our common stock first began publicly trading, through our fiscal year that ended on December 31, 2007, in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poor’s 500 Index and (c) the total return on the Standard & Poor’s SmallCap 600 Pharmaceuticals Index. The Standard & Poor’s SmallCap 600 Pharmaceuticals Index includes companies with a market capitalization of between $329.2 million and $1.45 billion, with the the average market capitalization at December 31, 2007 being approximately $812.0 million.

      The following graph assumes that $100 had been invested in each of the Company, the Standard & Poor’s 500 Index and the Standard & Poor’s Small Cap 600 Pharmaceutical Index on October 31, 2006, when our common stock first began publicly trading. The stock price performance included in this graph is not necessarily indicative of future stock price performance.

CUMULATIVE TOTAL RETURN COMPARISON AMONG
PIPEX PHARMACEUTICALS, INC.,
THE S&P 500 INDEX AND THE S&P SMALLCAP 600 PHARMACEUTICALS INDEX:
OCTOBER 31, 2006 THROUGH DECEMBER 31, 2007

      The preceding sections entitled “Executive Compensation” and “Performance Graph” do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      All references to the number of shares and per share amounts have been retroactively restated to reflect a 3 for 1 reverse stock split, of all the outstanding common stock, stock options and stock warrants of the Company, which was effective on April 25, 2007.

      During January 2001, we sold approximately $1.1 million of Series A Preferred Stock to Accredited Venture Capital, LLC, a company controlled by Steve H. Kanzer, our Chairman and Chief Executive Officer. From 2002 until October 2006, we relied on non-interest bearing bridge loans from Accredited Ventures, Inc. (AVI), a company controlled Steve H. Kanzer, our Chairman and Chief Executive Officer and the managing member of our largest stockholder, Accredited Venture Capital,

LLC. During this 5 year period, AVI loaned us $3,363,494 for no additional consideration. In connection with the private placement during October 2006, AVI agreed to convert these loans into units in the offering. As a result of the conversion of these loans, we issued 1,665,211 shares of common stock and 832,606 warrants to purchase common stock. In the merger, all shares of preferred stock were converted into common stock of the Registrant.

      In connection with a private placement in October and November 2006, we engaged Accredited Equities Inc. (AEI), a company controlled by Steve H. Kanzer, our Chairman and Chief Executive Officer as our placement agent. At the closing of our private placement during October and November 2006, we paid AEI the sum of approximately $639,844 as commissions for its services and the selected dealer was paid a cash fee of $327,950. AEI also received a non-accountable expense allowance of $75,000 and a warrant to purchase 958,277 shares of common stock. Dr. Joseph Rudick, our director, is a registered representative of AEI. Mr. Nicholas Stergis, our co-founder and Vice Chairman, is the managing director of AEI and AVI.

      As part of the October 2006 private placement, Pipex sold 99,104 shares of its common stock and 49,552 warrants to purchase common stock for total proceeds of $200,000 to entities controlled by Dr. Charles Bisgaier, our President. As part of the same private placement, Pipex sold 49,552 shares of its common stock and 24,776 warrants to purchase common stock for total proceeds of $100,000 to the father of our Chairman and CEO. The terms on which their purchases were made were identical to the terms in which the other investors in these offerings purchased shares.

      In connection with our acquisition of Effective Pharmaceuticals Inc. (EPI), Accredited Venture Capital, LLC and Mr. Stergis, both directors of Pipex contributed their 65.47% equity ownership in EPI to Pipex for no additional consideration. During 2005, EPI paid $152,200 to AEI for placement agent services rendered in connection with the issuance of its Series B preferred stock. EPI also issued a warrant to purchase 171,225 shares of common stock to designees of AEI, including Mr. Kanzer, Dr. Rudick and Mr. Stergis, all members of our board of directors. During March 2005, EPI repaid AVI for loans totaling $200,000 and AVI agreed to defer repayment of loans totaling $513,886 until the next financing or a merger of EPI. These EPI loans were converted into Units as part of our October 2006 private placement. Mr. Stergis had been paid $6,000 per month which increased to $8,166 per month on November 1, 2006, which was increased to $12,500 per month as of March 2007. During 2006, we paid $2,150 per month to AVI and we currently pay AVI $1,000 per month for office space. We no longer pay rent to AVI as of March 31, 2007.

      On January 5, 2007, we acquired the remaining 34.53% interest in our subsidiary EPI in exchange for 795,248 shares of our common stock and assumed a total of 34,685 options to purchase our common stock and 68,858 warrants to purchase our common stock. In connection therewith, Messrs. Kanzer and Stergis each exchanged their existing EPI warrants for 7,651 warrants to purchase our common stock, and Dr. Rudick exchanged EPI common stock for 30,161 shares of our common stock and exchanged his existing EPI options for 27,106 options to purchase our common stock, all of which is vested, and exchanged his EPI warrants for 42,845 warrants to purchase our common stock.

      We entered into an agreement with Crystal Research Associates, LLC, a firm in which Mr. Kraws one of our directors and VP of Business Development is the CEO to write an executive information overview. Pursuant to this agreement, we have paid Crystal Research Associates $35,000 for the generation of the report.

      We have employment agreements with Dr. Bisgaier and Mr. Kanzer, each a director and an executive officer of the company. See “Employment Agreements” section of this filing for further descriptive information on employment compensation.

PROPOSAL TWO
COMPANY NAME CHANGE

General

      The Board of Directors has unanimously adopted a resolution seeking stockholder approval of a grant of discretionary authority to the Board of Directors for a 24 month period (a) to amend our Certificate of Incorporation to change the name of our Company or (b) to determine not to proceed with the name change. Approval of this name change proposal would give the Board of Directors the authority to determine, in its sole discretion, the name to which the Company’s name will be changed and the date of the name change, to take place at any time during a period of 24 months commencing on the date the Company’s stockholders approve this proposal or to determine not to proceed with the name change.

Purpose

      The Board of Directors would like to have the flexibility to change the name of the Company to better reflect the businesss of the Company and/or one or more of its subsidiaries as such businesses evolve. As a result, the Board of Directors believes that it is in the best interest of the Company and our stockholders to grant the Board of Directors authority to change the name of the Company.

      The Board of Directors believes that stockholder approval of the grant to the Board of Directors of discretionary authority to implement a name change provides the Board of Directors with maximum flexibility to achieve the purposes of the name change. If the stockholders approve the name change proposal, the name change will be effected, if at all, only upon a determination by the Board of Directors that the name change is in the best interests of the Company and our stockholders at that time. In connection with any determination to effect a name change, the Board of Directors will set the timing for such change and select the name. No further action on the part of stockholders will be required either to implement or abandon the name change. If the Board of Directors determines not to proceed with a name change within 24 months after receiving stockholder approval of this name change proposal, the authority granted in this proposal to implement a name change will terminate. The Board of Directors reserves its right to elect not to proceed with the name change if it determines, in its sole discretion, that the name change is no longer in the best interests of the Company and our stockholders. If implemented, the amendment will become effective upon filing of an appropriate amendment to the Certificate of Incorporation.

      The Board of Directors recommends that you vote “FOR” approval of the grant of discretionary authority to the Board of Directors for a 24 month period to select a name for the Company and effect a name change.

PROPOSAL THREE
REINCORPORATION IN NEVADA

      The Board of Directors has unanimously adopted a resolution seeking stockholder approval of a grant of discretionary authority to the Board of Directors for a 24 month period (a) to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation,” or (b) to determine not to proceed with the Reincorporation.

      The primary rationale for possibly reincorporating in Nevada is that Delaware law is more restrictive than Nevada law with respect to when dividends may be paid, and given the breadth of the Company’s drug pipeline (eight product candidates in six subsidiaries) the fair value of the Company’s product pipeline may not be fully appreciated by the investment community. The Company would like to have the flexibility to enter into transactions in which one or more of the Company’s subsidiaries may be spun out to stockholders in order to potentially realize greater value for stockholders. Delaware corporate law does not allow such spin outs unless a company has sufficient retained earnings, whereas Nevada corporate law would permit the Company to effect spin out transactions. The Company has no plans to complete a spin out at this time. However, if this proposal is passed, the Company may choose within the next 24 months to spin off one or more of these subsidiaries and drug candidates in an effort to increase shareholder value.

      Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to as “Pipex Nevada,” pursuant to an Agreement and Plan of Merger, or “merger agreement,” in substantially the form attached as Appendix A to this Proxy Statement. Upon completion of the merger, Pipex Nevada will be the surviving corporation and will continue to operate our business under the name “Pipex Pharmaceuticals, Inc” unless we subsequently change the name of the company. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “Pipex Nevada.” In connection with the Reincorporation, if effected:

• There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

• The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with Pipex Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company; and

• Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of Pipex Nevada and the Company will apply to have shares of its common stock listed on the American Stock Exchange under the same symbol (PP). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF PIPEX NEVADA.

      Upon completion of the Reincorporation, the authorized capital stock of Pipex Nevada will consist of 100 million shares of common stock, $0.001 par value, and 10 million shares of preferred stock, $0.001 par value, which is identical to the existing authorized capital stock of the Company.

Reasons for the Reincorporation

      Our Board of Directors has unanimously adopted a resolution seeking stockholder approval of a grant of discretionary authority to the Board of Directors for a 24 month period (a) to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation,” or to determine not to proceed with the Reincorporation, and believes that the best interests of the Company and its stockholders may be served by changing our state of incorporation from Delaware to Nevada. Primarily, the Reincorporation would better enable the Company to spin off one or more non-core drug candidates in an effort to increase shareholder value, and would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. For 2007, we were required to pay approximately $18,000 in annual franchise fees to the State of Delaware. Should we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be substantially less. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow.

Potential Disadvantages of Reincorporation

      A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Principal Features of the Reincorporation — The Merger Agreement

      The Reincorporation would be effected through the merger of the Company with and into Pipex Nevada, a newly formed Nevada corporation that will be a wholly owned subsidiary of the Company, pursuant to the merger agreement. Prior to the merger, Pipex Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, Pipex Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “Pipex Pharmaceuticals, Inc.” unless we subsequently change that name. The merger agreement is attached to this proxy statement as Appendix A.

      Prior to the merger, Pipex Nevada will have 10 shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of Pipex Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted in to comparable warrants and options of Pipex Nevada. The terms of the merger agreement will provide that the ten outstanding shares of outstanding common stock of Pipex Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only shareholders of the surviving corporation.

      Subject to obtaining requisite stockholder approval for the Reincorporation, the merger will become effective by the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of Pipex Nevada, in substantially the forms attached as Appendices B and C to this Proxy Statement, respectively, will govern corporate operations and activities of the surviving corporation.

      You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Pipex Nevada’s common stock following the Reincorporation. New certificates with a new CUSIP number representing shares of Pipex Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Differences between Delaware and Nevada Law

      The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Pipex Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Pipex Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Pipex Nevada following the merger.

      The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Pipex Nevada, which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

      General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

      Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

      Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company’s current certificate of incorporation currently limits the liability of the Company’s directors to the fullest extent permitted by law.

      While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

      Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

      Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

      Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

      Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

      Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

      Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

      Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

      Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the

corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

      Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

      Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

      Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Currently, no such provision is contemplated to be contained in the Pipex Nevada articles of incorporation. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

      Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Certain Federal Income Tax Consequences of the Reincorporation

      The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or Pipex Nevada. Each stockholder will have the same basis in Pipex Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in Pipex Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

      This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

      This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

      You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

      Our board of directors unanimously recommends that you vote FOR approval of the grant of discretionary authority to the Board of Directors for a 24 month period to reincorporate the Company in Nevada.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Berman & Company, P.A. has been our independent registered public accounting firm since June 2006.

      Ratification of the selection of Berman & Company, P.A. by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

      We anticipate that representatives of Berman & Company, P.A. will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Berman & Company, P.A. will be afforded an opportunity to make a statement if they so desire.

      Our board of directors unanimously recommends that you vote FOR ratification of the selection of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2008.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Our audit committee reviews our financial reporting process on behalf of our board of directors. In January 2007, our board of directors adopted a written charter for our audit committee and has re-evaluated it in connection with the filing of our annual report on Form 10-KSB with the Securities and Exchange Commission. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the annual report on Form 10-KSB for our fiscal year ended December 31, 2007 with our management and our independent registered public accounting firm, Berman & Company, P.A. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Berman & Company, P.A. is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

      The audit committee has discussed with Berman & Company, P.A. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Berman & Co., P.A. required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Berman & Company, P.A. its independence. The audit committee has also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Berman & Company, P.A.’s independence.

      Based on the review and discussions referred to above, the audit committee recommended to our board of directors (and our board of directors approved) that the audited financial statements be included in our annual report on Form 10-KSB for our fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

      Respectfully submitted on April 10, 2008 by the members of the audit committee of the board of directors.

James S. Kuo
Jeff Wolf

AUDIT FEES AND ALL OTHER FEES

      Berman & Company, P.A., our independent registered public accounting firm, billed to us $68,000 and $127,000 for the 2007 and 2006 fiscal years, respectively, for audit fees. Audit fees consist of fees related to professional services rendered in connection with the audit of our consolidated financial statements, the reviews of the interim financial statements included in our quarterly reports on Form 10-QSB and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policy

      The audit committee reviews and pre-approves all audit fees and any permitted non-audit services to be provided by our independent auditors. The chairman of the audit committee has the authority to pre-approve any additional audit or permitted non-audit services provided to the Company. Any such additional audit or permitted non-audit services pre-approved by the chairman are presented to, and ratified by, the entire audit committee at the next regularly scheduled meeting of the audit committee.

AVAILABILITY OF REPORT ON FORM 10-KSB

      Our audited consolidated financial statements are included in our annual report on Form 10-KSB for the fiscal year ending December 31, 2007 filed with the Securities and Exchange Commission, 450 F Street, N.W., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2007 annual report on Form 10-KSB as filed with the Securities and Exchange Commission. Your request should be mailed to Pipex Pharmaceuticals, Inc., Attention:

Corporate Secretary, 3930 Varsity Drive, Ann Arbor, MI 48108. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at www.pipexinc.com and clicking on “Investor Relations,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our shareholders may be householding our shareholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Pipex Pharmaceuticals, Inc., Attention: Corporate Secretary, 3930 Varsity Drive, Ann Arbor, Michigan 48108 or by calling us at (734) 332-7800. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

*   *   *

By order of the board of directors,
/s/ Steve H. Kanzer
Steve H. Kanzer
Chairman and Chief Executive Officer

Dated: May 7, 2008

Appendix A

AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger (the “Plan”) is adopted as of                      , 2008, by and between Pipex Pharmaceuticals, Inc., a Delaware corporation (“Pipex Delaware”), and Pipex Pharmaceuticals, Inc., a Nevada corporation and a wholly owned subsidiary of Pipex Delaware (“Pipex Nevada”).

      WHEREAS, Pipex Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

      WHEREAS, Pipex Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

      WHEREAS, on the date hereof, Pipex Delaware has authority to issue One Hundred Ten Million (110,000,000) shares of capital stock consisting of One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (“Delaware Common Stock”), of which 20,472,855 shares are issued and outstanding, and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share, of which none are issued and outstanding;

      WHEREAS, on the date hereof, Pipex Nevada has authority to issue One Hundred Ten Million (110,000,000) shares of capital stock consisting of One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (“Nevada Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share;

      WHEREAS, on the date hereof, Ten shares of Nevada Common Stock are issued and outstanding and are owned by Pipex Delaware;

      WHEREAS, the respective boards of directors of Pipex Nevada and Pipex Delaware have determined that, for the purpose of effecting the reincorporation of Pipex Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Pipex Delaware merge with and into Pipex Nevada upon the terms and conditions herein provided;

      WHEREAS, the respective boards of directors of Pipex Nevada and Pipex Delaware have approved this Plan; and

      WHEREAS, the respective shareholders of Pipex Nevada and Pipex Delaware have approved this Plan.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Pipex Delaware and Pipex Nevada hereby agree to merge as follows:

      1. Merger. Subject to the terms and conditions hereinafter set forth, Pipex Delaware shall be merged with and into Pipex Nevada, with Pipex Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

      2. Principal Office of Pipex Nevada. The address of the principal office of Pipex Nevada is 3930 Varsity Drive, Ann Arbor, Michigan 48108.

      3. Corporate Documents. The Articles of Incorporation of Pipex Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Pipex Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Pipex Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Pipex Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

      4. Directors and Officers. The directors and officers of Pipex Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Pipex Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Pipex Nevada.

      5. Succession. At the Effective Time, Pipex Nevada shall succeed to Pipex Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

      6. Further Assurances. From time to time, as and when required by Pipex Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Pipex Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Pipex Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Pipex Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Pipex Nevada are fully authorized in the name and on behalf of Pipex Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

      7. Common Stock of Pipex Delaware. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock.

      8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock into which the shares of the Delaware Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Pipex Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Pipex Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

      9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

      10. Common Stock of Pipex Nevada. At the Effective Time, the previously outstanding Ten shares of Nevada Common Stock registered in the name of Pipex Delaware shall, by reason of the Merger, be reacquired by Pipex Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Pipex Nevada shall be issued in respect thereof.

      11. Amendment. The boards of directors of Pipex Delaware and Pipex Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Pipex Nevada or the stockholders of Pipex Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of Pipex Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

      12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Pipex Delaware or Pipex Nevada or both, notwithstanding approval of this Plan by the sole shareholder of Pipex Nevada or the stockholders of Pipex Nevada, or both.

      13. Rights and Duties of Pipex Nevada. At the Effective Time and for all purposes the separate existence of Pipex Delaware shall cease and shall be merged with and into Pipex Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Pipex Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Pipex Delaware shall continue and be taken and deemed to be transferred to and vested in Pipex Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Pipex Delaware shall not revert or be in any way impaired by reason of such Merger; and Pipex Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Pipex Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Pipex Delaware may be prosecuted as if the Merger had not taken place, or Pipex Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Pipex Delaware shall be impaired by the Merger. If at any time Pipex Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Pipex Delaware in Pipex Nevada according to the terms hereof, the officers and directors of Pipex Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Pipex Nevada, and otherwise to carry out the purposes of this Plan.

      14. Consent to Service of Process. Pipex Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Pipex Delaware, as well as for enforcement of any obligation of Pipex Nevada arising from the Merger. Pipex Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Pipex Nevada any obligation of Pipex Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of Pipex Nevada at 3930 Varsity Drive, Ann Arbor, Michigan 48108.

Signature Page Follows

      IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of Pipex Delaware and Pipex Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

PIPEX PHARMACEUTICALS, INC.
a Delaware corporation
By:
Steve H. Kanzer,
Chief Executive Officer

PIPEX PHARMACEUTICALS, INC.
a Nevada corporation
By:
Steve H. Kanzer,
Chief Executive Officer

Appendix B

ARTICLES OF INCORPORATION
OF
PIPEX PHARMACEUTICALS, INC.
(A NEVADA CORPORATION)

1. Name of Corporation:	Pipex Pharmaceuticals, Inc.
2. Resident Agent Name and Street Address:
3. Shares:	Number of shares with par value: 110,000	Par value Per share: $.001	Number of shares Without par value:
4. Name and Addresses of the Board of Directors/Trustees:
5. Purpose:	The purpose of this Corporation shall be: All lawful activities permitted under the laws of the State of Nevada
6. Name, Address and Signature of Incorporator:	Hank Gracin, Esq.		/s/ Hank Gracin, Esq. Signature
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above name corporation.
	/s/ Authorized Signature of R.A. or On Behalf of R.A. Company		Date

      3. Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000) shares consisting of: One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (“Common Stock”); and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share (“Preferred Stock”).

      The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation (“Board”) is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:

a. The designation of the series;

b. The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

c. The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

d. The redemption rights, if any, and price or prices for shares of the series;

e. The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

f. The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

g. Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

h. The voting rights, if any, of the holders of such series; and

i. Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

      8. Indemnification.

      8.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation (the “Board”).

      8.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

      8.3 Claims. If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.’

      8.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Articles of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

      8.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

      8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

      8.7 Other Indemnification and Prepayment of Expenses. This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

      9. Adoption, Amendment and/or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board is expressly authorized to make, alter and repeal the By-laws.

      10. Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Section.

BY-LAWS
OF
PIPEX PHARMACEUTICALS, INC.
(a Nevada corporation)
ARTICLE I
STOCKHOLDERS

      Annual Meetings. An annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

      Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

      Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

      Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

      Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

      List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

      Consent of Stockholders in Lieu of Meeting. Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

      Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board. Directors need not be stockholders.

      Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

      Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

      Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

      Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

      Quorum; Vote Required for Action. At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

      Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

      Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III
COMMITTEES

      Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

      Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV
OFFICERS

      Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board.

      The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

      Term of office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

      Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

      Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

      President. In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

      Vice Presidents. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President’s inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

      Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

      Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

      Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V
STOCK

      Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI
MISCELLANEOUS

      Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

      Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

      Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

      Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. For purposes of this by-law, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term ‘other enterprise‘ shall include any corporation, partnership, joint venture, trust or employee benefit plan; service ‘at the request of the Corporation‘ shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

      Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

      Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

      Amendment of By-Laws. These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-laws whether adopted by them or otherwise.

PIPEX PHARMACEUTICALS, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints each of Steve H. Kanzer and Nicholas Stergis as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of Pipex Pharmaceuticals, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of stockholders to be held on Tuesday, June 3, 2008, at 10:00 a.m. Eastern Daylight Time, at the Four Points by Sheraton, 3200 Boardwalk Drive, Ann Arbor, Michigan 48108, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this card will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is specified, this proxy will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Items 2, 3 and 4. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

P
R
O
X
Y

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND
“FOR” ITEM 2, ITEM 3 AND ITEM 4.

Item 1. Election of the following director nominees to serve for the following year and until his successor is elected:

Nominees are: Steve H. Kanzer, Charles L. Bisgaier, Jeffrey J. Kraws, Nicholas Stergis, Jeff Wolf, Daniel J. Dorman, and James S. Kuo.

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
☐	☐

Item 2. Approval to grant discretionary authority to the Board of Directors to change the name of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Item 3. Approval to grant discretionary authority to the Board of Directors to change the Company’s state of incorporation from Delaware to Nevada.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Item 4. Ratification of the selection of Berman & Company, P.A. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Mark here if your address has changed and provide us with your new address in the space provides below

New Address:

Dated:	,2008

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.